Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20549

November 19, 2002

Dear Sirs:

Enclosed are the Certifications of the Chief Executive Officer and Chief Financial Officer of Klever Marketing, Inc. pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 to accompany our report on Form 10-Q for the fiscal quarter ended September 30, 2002 which is being filed this date. The Certifications are also being reported via our report on Form 8-K which is also being filed this date.

Sincerely,

KLEVER MARKETING, INC.

By :_/s/ Richard J. Trout_______
     Richard J. Trout, President